SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              August 29, 2001
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                     (Date of earliest event reported)


                      Bank West Financial Corporation
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           (Exact name of registrant as specified in its charter)



  Michigan                          000-25666                    38-3203447
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



            2185 Three Mile Road NW, Grand Rapids, Michigan     49544
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              (Address of principal executive offices)       (Zip Code)


                               (616) 785-3400
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            (Registrant's telephone number, including area code)


                                     N/A
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(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events


     On August 29, 2001, the shareholders of Bank West Financial Corporation (the "Company") approved the Agreement and Plan of Merger between the Company, Chemical Financial Corporation ("Chemical") and BWFC Acquisition Corporation at a special meeting of shareholders of the Company. The Agreement calls for Chemical to pay $11.50 in cash for each outstanding share of Company common stock other than shares owned by Chemical.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the press release attached hereto as
Exhibit 99.1 and made a part hereof by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               See Exhibit Index





















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BANK WEST FINANCIAL
                                          CORPORATION




Date: August 30, 2001              By:  /s/Ronald A. Van Houten
                                        ------------------------------------
                                        Ronald A. Van Houten
                                        President and Chief Executive Officer





















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                                EXHIBIT INDEX




Exhibit Number                               Description
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99.1                            Press release dated August 29, 2001 issued by
                                Bank West Financial Corporation and Chemical
                                Financial Corporation